EnTrust Multi-Strategy Fund

Supplement dated November 6, 2014 to the Prospectus and Statement of Additional Information (“SAI”) dated March 28, 2014

This Supplement updates certain information contained in the above-dated Prospectus and SAI for EnTrust Multi-Strategy Fund (the “Fund”).

Effective October 9, 2014, the Fund has replaced certain of its service providers as follows:

·	UMB Bank, N.A. replaced the Bank of New York Mellon (“Bank of New York”) as custodian for the Fund.

Effective October 13, 2014, the Fund has replaced certain of its service providers as follows:

·	UMB Fund Services, Inc. (“UMB”) replaced BNY Mellon Investment Servicing (US) Inc. (“BNY”) as the Fund’s administrator, dividend disbursing agent, transfer agent and the registrar for the Fund’s shares.

Accordingly, the Prospectus is revised as follows:

All references to BNY and Bank of New York in the Prospectus and SAI are deleted in their entirety.

All references to the Fund’s Administrator, Dividend Disbursing Agent and Transfer Agent in the Prospectus are revised to refer to UMB Fund Services, Inc., which has its principal office at 235 West Galena Street, Milwaukee, WI 53212-3948.

All references to the Fund’s Custodian in the Prospectus are revised to refer to UMB Bank, N.A., which has its principal business address at 928 Grand Boulevard, 5th Floor, Kansas City, MO 64106.

The Prospectus is revised by replacing the first sentence of the section on page 7 of the Prospectus captioned “Summary of Terms” and sub-captioned “Administrator” with the following:

The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee. In addition, the Fund pays the administrator a separate fixed annual fee.

The Prospectus is revised by replacing the second and third sentences of the second paragraph of the section on page 8 of the Prospectus captioned “Summary of Terms” and sub-captioned “Purchase of Shares” with the following:

The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date).

The Prospectus is revised by replacing the second sentence of the section on page 56 of the Prospectus captioned “Management of the Fund and the Master Fund” and sub-captioned “Administrator” with the following:

In consideration for these services, the Master Fund pays UMB a fee for services calculated based upon the average net assets of the Master Fund, subject to a minimum annual fee, and reimburses certain of UMB’s expenses. The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fee. In addition, the Fund pays UMB a separate fixed annual fee.

The Prospectus is revised by replacing the second and third sentences of the first paragraph of the section beginning on page 63 of the Prospectus captioned “Purchases of Shares” and sub-captioned “Purchase Terms” with the following:

The investor must submit a completed application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase (to enable the Fund to invest the proceeds in Investment Funds as of the applicable purchase date).

The Prospectus is revised by replacing the last sentence of the last paragraph of the section beginning on page 75 of the Prospectus captioned “Distribution Policy” and sub-captioned “Automatic Dividend Reinvestment Plan” with the following:

All correspondence or questions regarding the DRIP should be directed to the Dividend Disbursing Agent, UMB Fund Services, Inc., by telephone, 1-844-944-9440 or in writing to the following addresses:

For Regular Mail:	For Overnight Delivery:
EnTrust Multi-Strategy Fund P.O. Box 2175 Milwaukee, WI 53201	EnTrust Multi-Strategy Fund 235 West Galena Street Milwaukee, WI 53212-3948

The SAI is revised by replacing the section beginning on page 34 of the SAI captioned “Administrator” with the following:

The Master Fund and the Fund have retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide certain administrative and fund accounting services to the Master Fund and the Fund. Under the terms of administration agreements between each of the Fund and the Master Fund and the Administrator (the “Administration Agreements”), the Administrator is responsible, directly or through its agents, for, among other things: (1) calculating and disseminating the net asset value of the Master Fund and the Fund; (2) preparing and maintaining all customary financial and accounting books and records in the appropriate form and in sufficient detail to support an annual independent audit of the financial condition of the Master Fund and the Fund; (3) preparing for review the semi-annual and annual financial statements of the Master Fund and the Fund, as well as the Master Fund’s and the Fund’s quarterly schedules of portfolio holdings; (4) acting as registrar and transfer agent with respect to the shares of the Master Fund and the Fund; and (5) performing additional services, as agreed upon, necessary in connection with the administration of the Master Fund and the Fund. The Administrator may retain third parties, including its affiliates or those of the Adviser, to perform some or all of these services.

The Administrator is paid a quarterly fee for fund accounting services, subject to a minimum annual fee of $40,000, computed at an annual rate of 0.09% of the Master Fund’s net assets at the beginning of the fiscal quarter on assets up to $50 million; at an annual rate of 0.08% of the Master Fund’s net assets at the beginning of the fiscal quarter on assets above $50 million up to $150 million; at an annual rate of 0.06% of the Master Fund’s net assets at the beginning of the fiscal quarter on assets above $150 million up to $300 million; and at an annual rate of 0.04% of the Master Fund’s net assets at the beginning of the fiscal quarter on assets above $300 million; plus an annual fixed fee $18,000. The Administrator is also paid an annual fee of $36,000 for regulatory administration services and is entitled to reimbursement for out-of-pocket expenses. The fees paid to the Administrator may be renegotiated from time to time between the parties. The Fund, as an investor in the Master Fund, will bear its proportionate share of the Master Fund’s administrative fees. In addition, the Fund pays the Administrator a separate fixed annual fee. The Administration Agreements may be terminated at any time by either of the parties upon not less than 90 days’ written notice.

The Administration Agreements provide that the Administrator, subject to certain limitations, will not be liable to the Master Fund, the Fund or to Shareholders for any and all costs, expenses, damages, liabilities or claims except those arising out of the Administrator’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations and duties. In addition, under each of the Administration Agreements, the Master Fund and the Fund have agreed to indemnify the Administrator from and against any and all costs, expenses, damages, liabilities and claims whatsoever out of the Administrator’s actions under the Administration Agreements, other than costs, expenses, damages liability and claims arising out of the Administrator’s bad faith, gross negligence or willful misconduct.

The SAI is revised by adding the following as the second paragraph of the section on page 35 of the SAI captioned “Custodian and Transfer Agent”:

The Master Fund will indemnify the Custodian from and against any and all costs, expenses, losses, damages, charges, counsel fees, payments and liabilities which may be asserted against the Custodian in connection with its duties under the custodian agreement, except as may arise from the Custodian’s own negligence or willful misconduct.

The SAI is revised by adding the following after the last paragraph of the section on page 35 of the SAI captioned “Custodian and Transfer Agent”:

The Master Fund and the Fund will indemnify the Transfer Agent from and against any and all costs, expenses, damages, liabilities and claims whatsoever out of the Transfer Agent’s actions under the Administration Agreements, other than costs, expenses, damages liability and claims arising out of the Transfer Agent’s bad faith, gross negligence or willful misconduct.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE

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